Exhibit 10.5

EXECUTION VERSION

DEED OF AMENDMENT

relating to an Intercreditor Agreement dated 21 July 2006,

as amended and restated by a Deed of Amendment dated 16 May 2007,

by a Deed of Amendment dated 22 August 2007,

by a Deed of Amendment dated 10 March 2008,

by a Deed of Amendment dated 17 September 2009,

by a Deed of Amendment dated 29 September 2009,

by a Deed of Amendment dated 21 October 2010,

by a Deed of Amendment dated February 18, 2011, and

by a Deed of Amendment dated October 8, 2012.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.,

CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. and

CME MEDIA ENTERPRISES B.V.

as Obligors;

THE BANK OF NEW YORK MELLON

(formerly THE BANK OF NEW YORK)

as 2008 Trustee;

THE BANK OF NEW YORK MELLON,

acting through its London Branch

as 2009 Note Trustee;

THE LAW DEBENTURE TRUST CORPORATION p.l.c.

as 2009 Security Trustee;

CITIBANK, N.A., LONDON BRANCH

as 2010 Notes Trustee;

BNP PARIBAS TRUST CORPORATION UK LIMITED

as 2010 Security Trustee;

DEUTSCHE BANK TRUST COMPANY AMERICAS

as 2011 Trustee;

TIME WARNER INC.

as 2014 Term Loan Agent;

TIME WARNER INC.

as 2014 RCF Agent;

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

as 2014 Trustee

CONTENTS

Clause		Page

1.	DEFINITIONS AND INTERPRETATION	1

2.	RESTATEMENT OF THE ORIGINAL AGREEMENT	3

3.	FURTHER ASSURANCE	3

4.	MISCELLANEOUS	3

5.	GOVERNING LAW	3

SCHEDULE 1 RESTATED AGREEMENT		SCHEDULE 1

THIS DEED is dated 2 May 2014 and made between:

(A)                         CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a company established under the laws of Bermuda (the “Company”);

(B)                         CENTRAL EUROPEAN MEDIA ENTERPRISES N.V. a company established under the laws of Curaçao (“CME N.V.”);

(C)                         CME MEDIA ENTERPRISES B.V. a company established under the laws of the Netherlands (“CME B.V.”);

(D)                         THE BANK OF NEW YORK MELLON (formerly THE BANK OF NEW YORK) (acting in its capacity as Trustee and Security Trustee under the 2008 Indenture) (the “2008 Trustee”);

(E)                          THE BANK OF NEW YORK MELLON, acting through its London branch (acting in its capacity as Note Trustee under the 2009 Indenture (the “2009 Note Trustee”);

(F)                           THE LAW DEBENTURE TRUST CORPORATION p.l.c. (acting in its capacity as Security Trustee under the 2009 Indenture (the “2009 Security Trustee”);

(G)                         CITIBANK, N.A., LONDON BRANCH, (acting in its capacity as Trustee under the 2010 Indenture) (the “2010 Notes Trustee”);

(H)                        BNP PARIBAS TRUST CORPORATION UK LIMITED (acting in its capacity as Security Trustee in respect of the 2010 Indenture) (the “2010 Security Trustee”);

(I)                             DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (acting in its capacity as Trustee and Security Agent under the 2011 Indenture) (the “2011 Trustee”);

(J)                             TIME WARNER INC. (acting in its capacity as Security Agent under the 2014 Term Loan) (the “2014 Term Loan Agent”);

(K)                       TIME WARNER INC. (acting in its capacity as Security Agent under the 2014 RCF) (the “2014 RCF Agent”); and

(L)                          DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (acting in its capacity as Trustee and Security Agent under the 2014 Indenture) (the “2014 Trustee”).

IT IS AGREED as follows:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               Definitions

In this Deed:

“2008 Indenture” means an Indenture dated as of 10 March 2008, between, amongst others, the Company, CME N.V., CME B.V., the 2008 Trustee, The Bank of New York Mellon (formerly The Bank of New York) as Transfer Agent, Principal Paying Agent, and Conversion Agent.

1

“2009 Indenture” means an Indenture dated as of 17 September 2009, between, amongst others, the Company, CME N.V., CME B.V., the 2009 Note Trustee, the 2009 Security Trustee, The Bank of New York Mellon, acting through its London Branch as Transfer Agent and Principal Paying Agent and The Bank of New York Mellon (Luxembourg) S.A. as Registrar, Transfer Agent and Paying Agent.

“2010 Indenture” means an Indenture dated as of 21 October 2010, between, amongst others, CET 21 spol. s r.o. , the 2010 Notes Trustee, Citibank, N.A., London Branch as Transfer Agent and Paying Agent and Citigroup Global Markets Deutschland AG as Registrar.

“2011 Indenture” means an Indenture dated as of 18 February 2011, between, amongst others, the Company, CME N.V., CME B.V. and the 2011 Trustee, as Trustee, Security Agent, Paying Agent, Conversion Agent, Transfer Agent and Registrar.

“2014 RCF” means a Revolving Loan Facility Credit Agreement dated, as of 2 May 2014, amongst the Company, the Lenders party thereto, and Time Warner Inc., as Administrative Agent.

“2014 Term Loan” means a Term Loan Facility Credit Agreement, dated as of February 28, 2014, amongst the Company, the Lenders party thereto, and Time Warner Inc., as Administrative Agent.

“2014 Indenture” means an Indenture dated as of 2 May 2014, amongst the Company, CME N.V., CME B.V. and the 2014 Trustee, as Trustee, Paying Agent, Transfer Agent, Registrar and the Security Agent.

“Obligors” means the Company, CME N.V. and CME B.V.

“Original Agreement” means the Intercreditor Agreement dated 21 July 2006, between the Obligors, The Bank of New York Mellon (formerly JPMorgan Chase Bank, N.A., London Branch) as Trustee and Security Trustee, and the European Bank for Reconstruction and Development, as amended and restated by a Deed of Amendment dated 16 May 2007, by a Deed of Amendment dated 22 August 2007, by a Deed of Amendment dated 10 March 2008, by a Deed of Amendment dated 17 September 2009, by a Deed of Amendment dated 29 September 2009, by a Deed of Amendment dated 21 October 2010, by a Deed of Amendment dated 18 February 2011 and as further amended and restated by a Deed of Amendment dated 8 October 2012.

“Restated Agreement” means the Original Agreement, as amended and restated by this Deed, and the terms of which are set out in Schedule 1 (Restated Agreement).

1.2                               Incorporation of defined terms

(a)                                 Unless a contrary indication appears, a term defined in the form of Restated Agreement attached as Schedule 1 to this Deed has the same meaning in this Deed.

(b)                                 The principles of construction set out in the form of Restated Agreement attached as Schedule 1 to this Deed shall have effect as if set out in this Deed.

1.3                               Clauses

In this Deed any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Deed.

2

2.                                      RESTATEMENT OF THE ORIGINAL AGREEMENT

With effect from the date of this Deed, the Original Agreement shall be amended and restated in the form set out in Schedule 1 (Restated Agreement).

3.                                      FURTHER ASSURANCE

The Company shall ensure that each Obligor shall, at the request of the 2008 Trustee, the 2009 Security Trustee (acting on the instructions of the 2009 Note Trustee), the 2010 Security Trustee (acting on the instructions of the 2010 Notes Trustee), the 2011 Trustee, the 2014 Term Loan Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 Term Loan), the 2014 RCF Agent (acting on the instructions of the administrative agent or majority lenders under the 2014 RCF) and the 2014 Trustee, and, at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

4.                                      MISCELLANEOUS

4.1                               Incorporation of terms

The provisions of Article 4.02 (Entire Agreement; Amendment and Waiver), Article 4.03 (Notices), Article 4.04 (Governing Law and Arbitration) sub-paragraph (b), and Article 4.05 (Successors and Assigns; Third Party Rights) of the Restated Agreement shall be incorporated into this Deed as if set out in full in this Deed and as if references in those clauses to “this Agreement” are references to this Deed.

4.2                               Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.                                      GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in connection with it shall be governed and construed in accordance with English law.

This Deed has been entered into on the date stated at the beginning of this Deed.

3

SCHEDULE 1
RESTATED AGREEMENT

[Intentionally left blank]

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorised representatives, have caused this Deed to be executed and delivered as a Deed on the date first above written.

THE OBLIGORS

EXECUTED and DELIVERED as a DEED

for and on behalf of

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

By:	/s/ David Sturgeon

Name:	David Sturgeon
Title:	acting Chief Financial Officer

Address:	O’Hara House, 3 Bermudiana Road, Hamilton, Bermuda

Facsimile:	+1 441 295 0992

Attention:	Assistant Secretary

With a copy to:

Address:	CME Media Services Limited
Krizeneckeho nam. 1078/5a
Prague 5, 152 00, Czech Republic

Facsimile:	+420 242 464 483

Attention:	Legal Department

EXECUTED and DELIVERED as a DEED

for and on behalf of

CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.

By:	/s/ Daniel Penn

Name:	Daniel Penn
Title:	Managing Director

Address:	Schottegatweg Oost 44, Willemstad, Curaçao

Facsimile:	+ 599 9 732 2500

Attention:	Managing Director

With a copy to:

Address:	CME Media Services Limited
Krizeneckeho nam. 1078/5a
Prague 5, 152 00, Czech Republic

Facsimile:	+420 242 464 483

Attention:	Legal Department

EXECUTED and DELIVERED as a DEED

for and on behalf of

CME MEDIA ENTERPRISES B.V.

By:	/s/ David Sturgeon

Name:	David Sturgeon
Title:	Managing Director

Address:	Dam 5B, 1012 JS Amsterdam, The Netherlands

Facsimile:	+312 042 31404

Attention:	Managing Director

With a copy to:

Address:	CME Media Services Limited
Krizeneckeho nam. 1078/5a
Prague 5, 152 00, Czech Republic

Facsimile:	+420 242 464 483

Attention:	Legal Department

The 2008 Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

THE BANK OF NEW YORK MELLON

By:	/s/ Melissa Laidley

Name:	Melissa Laidley
Title:	Vice President

By:	/s/ Marco Thuo

Name:	Marco Thuo
Title:	Vice President

in the presence of:	/s/ Maria Bertolin

Address:	One Canada Square
London E14 5AL
United Kingdom

Facsimile:	+44 20 7964 2536

Attention:	Corporate Trust Services

The 2009 Note Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

THE BANK OF NEW YORK MELLON

By:	/s/ Melissa Laidley

Name:	Melissa Laidley
Title:	Vice President

By:	/s/ Marco Thuo

Name:	Marco Thuo
Title:	Vice President

in the presence of:	/s/ Maria Bertolin

Address:	One Canada Square
London E14 5AL
United Kingdom

Facsimile:	+44 20 7964 2536

Attention:	Corporate Trust Services

The 2009 Security Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

THE LAW DEBENTURE TRUST CORPORATION p.l.c.

By:	/s/ Julian Mason Jebb

Name:	Julian Mason Jebb
Title:	Director

By:	/s/ Chris Burgess

Name:	Chris Burgess
Title:	Secretary, Representing Law Debenture Corporate Services Ltd

Address:	Fifth floor
100 Wood Street
London EC2V 7EX

Facsimile:	+44 -20-7606-0643

Attention:	The Manager, Commercial Trusts

The 2010 Notes Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

CITIBANK, N.A., LONDON BRANCH

By:	/s/ Andrew McIntosh

Name:	Andrew McIntosh
Title:	Vice President

Address:	13th Floor
Citigroup Centre
Canada Square, Canary Wharf
London E14 5LB

Facsimile:	+44 20 7500 5877

Attention:	Agency & Trust

The 2010 Security Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

BNP PARIBAS TRUST CORPORATION UK LIMITED

By:	/s/ Andrew Brown

Name:	Andrew Brown
Title:	Authorized Signatory

in the presence of:	/s/ Maria Dawson

Address:	55 Moorgate, London, EC2R 6PA

Fax:	+44 20 7595 5078

Attention:	The Directors

The 2011 Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Deutsche Bank National Trust Company

/s/ Rodney Gaughan

Name:	Rodney Gaughan
Title:	Vice President

/s/ Robert S. Peschler

Name:	Robert Peschler
Title:	Vice President

in the presence of:	/s/ Linda Reale

Address:	Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor MS NYC60-1630
New York, New York 10005
U.S.A.

Facsimile:	+ 732 578 4635

Attention:	Corporates Team Deal Manager – Central European Media Enterprises Ltd.

with a copy to:

Address:	Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Trust & Securities Services
100 Plaza One, 6th Floor Mailstop JCY03-0699
Jersey City, New Jersey 07311
U.S.A.

Facsimile:	+ 732 578 4635

Attention:	Corporates Team Deal Manager – Central European Media Enterprises Ltd.

The 2014 Term Loan Agent

EXECUTED and DELIVERED as a DEED

for and on behalf of

TIME WARNER INC.

By:	/s/ Edward B. Ruggiero

Name:	Edward B. Ruggiero
Title:	Senior Vice President & Treasurer

By:	/s/ Stephen N. Kapner

Name:	Stephen N. Kapner
Title:	Vice President & Assistant Treasurer

in the presence of:	/s/ Lisa Reinhardt

Address:	One Time Warner Center
New York, New York 10019

Facsimile:	(212) 484-7151

Attention:	Treasurer

The 2014 RCF Agent

EXECUTED and DELIVERED as a DEED

for and on behalf of

TIME WARNER INC.

By:	/s/ Edward B. Ruggiero

Name:	Edward B. Ruggiero
Title:	Senior Vice President & Treasurer

By:	/s/ Stephen N. Kapner

Name:	Stephen N. Kapner
Title:	Vice President & Assistant Treasurer

in the presence of:	/s/ Lisa Reinhardt

Address:	One Time Warner Center
New York, New York 10019

Facsimile:	(212) 484-7151

Attention:	Treasurer

The 2014 Trustee

EXECUTED and DELIVERED as a DEED

for and on behalf of

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	Deutsche Bank National Trust Company

/s/ Rodney Gaughan

Name:	Rodney Gaughan
Title:	Vice President

/s/ Robert S. Peschler

Name:	Robert Peschler
Title:	Vice President

in the presence of:

Address:	Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor MS NYC60-1630
New York, New York 10005
U.S.A.

Facsimile:	+ 732 578 4635

Attention:	Corporates Team Deal Manager – Central European Media Enterprises Ltd.

with a copy to:

Address:	Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Trust & Securities Services
100 Plaza One, 6th Floor Mailstop JCY03-0699
Jersey City, New Jersey 07311
U.S.A.

Facsimile:	+ 732 578 4635

Attention:	Corporates Team Deal Manager – Central European Media Enterprises Ltd.